                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                               UNIT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------


    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------


    (5) Total fee paid:

    ---------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------


    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------


    (3) Filing Party:

    ---------------------------------------------------------------------------


    (4) Date Filed:

    ---------------------------------------------------------------------------

Notes:

                                UNIT CORPORATION

                               ----------------

                            NOTICE OF ANNUAL MEETING

                                      AND

                                PROXY STATEMENT

                               ----------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 3, 1995

                               TABLE OF CONTENTS

                               ----------------

Chairman's Letter........................................................   (ii)
Notice of Annual Meeting of Shareholders.................................  (iii)
Proxy Statement..........................................................      1
General Information......................................................      1
  Expenses of Solicitation...............................................      1
  Revocability of Proxies................................................      1
  Manner of Voting Proxies...............................................      2
Item No. 1 Election of Directors.........................................      2
Board of Directors and Committees........................................      5
  General................................................................      5
  Committees of the Board................................................      5
  Compensation...........................................................      5
Executive Compensation...................................................      7
  Summary Compensation Table.............................................      7
  Option/SAR Grants in 1994..............................................      8
  Aggregate Option/SAR Exercises in 1994 and Option Values at December
   31, 1994..............................................................      9
  Long Term Incentive Plan Awards........................................      9
  Pension Plans..........................................................      9
  Change-In-Control Arrangements.........................................      9
  Report of Compensation Committee of The Board of Directors on Executive
   Compensation..........................................................     10
  Compensation Committee Interlocks and Insider Participation............     11
  Stock Performance Graph................................................     12
Voting Securities and Common Stock Ownership of Certain Beneficial Owners
 and Management..........................................................     13
  Security Ownership of Certain Beneficial Owners........................     13
  Security Ownership of Management.......................................     14
Certain Transactions Between the Company and Its Officers, Directors,
 Nominees for Directors and Their Associates.............................     15
Item No. 2. Ratification of Selection of Independent Accountants.........     15
Item No. 3. Amendments to the Company's Employee Stock Option Plan.......     16
Item No. 4. Amendment to the Company's Stock Bonus Plan..................     17
Other Matters............................................................     19
  Compliance with Section 16(a) of the Exchange Act......................     19
  Matters Which May Come Before The Meeting..............................     19
  Shareholder Proposals for 1996 Meeting.................................     19

                                      (i)

Dear Shareholders:

  On behalf of the Board of Directors and management, I would like to invite you to attend Unit Corporation's Annual Meeting of Shareholders to be held on Wednesday, May 3, 1995, at 11:00 a.m., in the Green Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma.

  By attending the meeting you will have an opportunity to hear a report on the operations of the Company and to meet our directors and officers.

  Information about the meeting, including the various matters on which you, as our shareholders, will act may be found in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

  Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. Please sign, date and return the enclosed proxy in the envelope provided.

  I look forward to your participation and thank you for your continued support.

                                        Sincerely,

                                        King P. Kirchner
                                        Chairman and Chief Executive Officer

                                      (ii)

                                UNIT CORPORATION
                            1000 KENSINGTON TOWER I
                                7130 SOUTH LEWIS
                             TULSA, OKLAHOMA 74136

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 1995

TO THE SHAREHOLDERS OF UNIT CORPORATION:

  The Annual Meeting of Shareholders of Unit Corporation, a Delaware corporation (the "Company"), will be held in the Green Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma, on Wednesday, May 3, 1995, at 11:00 a.m., local time, for the following purposes:

    ITEM NO. 1 To elect three Class II Directors, comprising the members of the class of directors whose terms expire at the Annual Meeting, for a three-year term expiring in 1998;

    ITEM NO. 2 To ratify the selection of Coopers & Lybrand L.L.P., Tulsa, Oklahoma, as independent certified public accountants for the Company for its fiscal year 1995;

    ITEM NO. 3 To approve amendments to the Company's Employee Stock Option Plan to (i) increase the number of shares that may be issued thereunder from 1,000,000 to 1,500,000 shares and (ii) extend the termination date until May 30, 2000 and, as so amended, to adopt and ratify the plan;

    ITEM NO. 4 To approve an amendment to the Company's Stock Bonus Plan to increase the number of shares that may be issued thereunder from 330,950 to 580,950 shares and, as so amended, to adopt and ratify the plan;

and to transact such other business as may properly come before the meeting or any adjournment(s) thereof.

  The Board of Directors has fixed the close of business on March 15, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. A complete list of such shareholders will be open for examination by any shareholder for any purpose germane to the meeting at the Company's office at 1000 Kensington Tower I, 7130 South Lewis, Tulsa, Oklahoma 74136, for a period of ten days prior to the meeting.

  The Company's Proxy Statement and Annual Report are submitted herewith.

                                          By Order of the Board of Directors


                                          Mark E. Schell
                                          Secretary and General Counsel

Tulsa, Oklahoma
March 27, 1995

                             YOUR VOTE IS IMPORTANT

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISH AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO TIMELY REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE MEETING.

                                     (iii)

                                UNIT CORPORATION
                            1000 KENSINGTON TOWER I
                                7130 SOUTH LEWIS
                             TULSA, OKLAHOMA 74136

                                PROXY STATEMENT
                   ANNUAL MEETING OF SHAREHOLDERS MAY 3, 1995

                              GENERAL INFORMATION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the management and Board of Directors of Unit Corporation (the "Company") to be used at the Annual Meeting of Shareholders to be held Wednesday, May 3, 1995, at 11:00 a.m., local time, in the Green Room on the ninth floor of the Bank of Oklahoma Tower, One Williams Center, Tulsa, Oklahoma and all adjournment(s) thereof, for the purposes set forth in the copy of the Notice of Annual Meeting which precedes this Proxy Statement. The Company's executive offices are located at 1000 Kensington Tower I, 7130 South Lewis, Tulsa, Oklahoma 74136. The approximate date upon which this Proxy Statement, the accompanying proxy card and the Company's Annual Report to Shareholders are being mailed to shareholders is March 27, 1995.

  At the close of business on March 15, 1995, there were 20,933,190 outstanding shares of the Common Stock, par value $.20 per share, of the Company ("Common Stock"), the holders of which are entitled to one vote per share on all matters. There is no other class of securities of the Company entitled to vote at the meeting. Only shareholders of record at the close of business on March 15, 1995, will be entitled to vote at the Annual Meeting.

EXPENSES OF SOLICITATION

  The expenses in connection with the solicitation of proxies, including the cost of preparing, handling, printing and mailing the Notice of Annual Meeting, Proxy Statement and form of proxy, have been or will be borne by the Company. The Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to their principals to obtain authorization for the execution of proxies.

  Directors, officers and other employees of the Company may solicit proxies personally, by telephone or telegram from some shareholders if proxies are not received promptly. In addition, the firm of Regan & Associates, Inc., New York, New York, has been retained to assist in the solicitation of proxies at a fee of $3,500, plus expenses.

REVOCABILITY OF PROXIES

  The form of proxy enclosed is for use at the Annual Meeting if a shareholder is unable to attend or does not desire to vote in person. At any time before the shares represented by the proxy are voted at the Annual Meeting, the shareholder may revoke the proxy by delivering to the Secretary of the Company a written revocation of proxy or by the shareholder's affirmatively electing to vote in person while in attendance at the Annual Meeting.

MANNER OF VOTING PROXIES

  The accompanying proxy card is designed to permit each shareholder of record at the close of business on March 15, 1995 to vote in the election of directors and on the proposals described in this statement.

  With respect to the election of directors, the proxy card provides space for a shareholder to withhold voting for any or all nominees for the Board of Directors or to abstain from voting for any proposal if the shareholder chooses to do so. Under the provisions of the Delaware General Corporation law and the Company's By-laws, a majority of the shares of Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Annual Meeting. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter shall be the act of the shareholders. Abstentions are treated as votes against a proposal and broker non-votes have no effect on the vote. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

  All shares represented by valid proxies received prior to the meeting, and not revoked, will be voted. Shares represented by the proxy will be voted in accordance with the instructions on the proxy.

  If the proxy is signed and returned to the Company but no instructions are given, the proxies intend to vote the shares represented thereby to approve Items numbered 1, 2, 3, and 4 as set forth in the accompanying Notice of Annual Meeting of Shareholders. Although the Board of Directors does not contemplate that any of its nominees will be unavailable for election, in the event of a vacancy in the slate of nominees it is presently intended that the proxy will be voted for the election of a nominee who will be selected by the Board of Directors. As to any other business that may properly come before the meeting, including all matters incident to the conduct of the meeting, it is intended that the proxy will be voted in respect thereof in accordance with the judgment of the person voting the proxies.

                          ITEM NO. 1 ON THE PROXY CARD

                             ELECTION OF DIRECTORS

  The Board of Directors is divided into three classes--Class I, Class II and Class III--with each class being as equal in size as possible and with the term of office of each class ending in successive years. There are currently eight members of the Board of Directors, two members in Class I and three members in Class II and Class III. The terms of office of Class II will expire with this Annual Meeting of Shareholders. The terms of the directors of Class III and Class I do not expire until 1996 and 1997, respectively, and, consequently, their successors are not to be elected at this Annual Meeting. The three members of Class II, Earle Lamborn, William B. Morgan and John H. Williams, have been nominated for re-election. These nominees will, if elected, serve three years until their successors are duly elected and qualified.

  The Board of Directors urges you to vote FOR the Board of Directors' nominees for Class II. Proxies solicited hereby will be so voted unless shareholders specify otherwise in their proxies.

  Following is certain information about each nominee--incumbent and those Directors whose terms of office will continue after the Annual Meeting.

                      NOMINEES FOR TERMS EXPIRING IN 1998

                                                                                 APPROXIMATE
                                                                                  NUMBER OF
                                                                                   SHARES
                                                                     SERVED    OF COMMON STOCK
                                                                       AS       BENEFICIALLY
                                    PRINCIPAL OCCUPATION AND        DIRECTOR     OWNED AS OF
          NAME           AGE      FIVE YEAR EMPLOYMENT HISTORY       SINCE    MARCH 15, 1995(1)
          ----           ---      ----------------------------      -------- -------------------
Earle Lamborn...........  60 Senior Vice President--Drilling.         1979       327,641(2)
                                                                             direct and indirect
William B. Morgan.......  50 Member of the Audit Committee and        1988        17,500(3)
                              Shareholder Relations Committee.               direct and indirect
                              Executive Vice President and General
                              Counsel of SSM-St. John Ministry
                              Corporation.
John H. Williams........  76 Member of the Compensation Committee     1988        8,500(3)
                              and Shareholder Relations Committee.           direct and indirect
                              Retired in 1978 as Chairman and Chief
                              Executive Officer of The Williams
                              Companies of Tulsa, Oklahoma.

                               DIRECTORS WHOSE TERMS EXPIRE IN 1997
                                                                                 APPROXIMATE
                                                                                  NUMBER OF
                                                                                   SHARES
                                                                     SERVED    OF COMMON STOCK
                                                                       AS       BENEFICIALLY
                                    PRINCIPAL OCCUPATION AND        DIRECTOR     OWNED AS OF
          NAME           AGE      FIVE YEAR EMPLOYMENT HISTORY       SINCE    MARCH 15, 1995(1)
          ----           ---      ----------------------------      -------- -------------------
John G. Nikkel..........  60 President and Chief Operating Officer.   1983       379,300(4)
                                                                             direct and indirect
John S. Zink............  66 Member of the Audit, Compensation and    1982        28,500(3)
                              Shareholder Relations Committees.              direct and indirect
                              Founder of Zeeco Inc., Tulsa, Oklahoma

                                 DIRECTORS WHOSE TERMS EXPIRE IN 1996
                                                                                 APPROXIMATE
                                                                                  NUMBER OF
                                                                                   SHARES
                                                                     SERVED    OF COMMON STOCK
                                                                       AS       BENEFICIALLY
                                    PRINCIPAL OCCUPATION AND        DIRECTOR     OWNED AS OF
          NAME           AGE      FIVE YEAR EMPLOYMENT HISTORY       SINCE    MARCH 15, 1995(1)
          ----           ---      ----------------------------      -------- -------------------
King P. Kirchner........  67 Chairman of the Board of Directors of    1963      1,320,393(5)
                              the Company and Chief Executive                direct and indirect
                              Officer.
Don Cook................  70 Member of the Audit, Compensation and    1963        13,638(3)
                              Shareholder Relations Committees.              direct and indirect
                              Retired Partner with the accounting
                              firm of Finley & Cook.
Don Bodard..............  75 Chairman of the Board of Directors of    1994        1,680,428
                              Ameribank, Shawnee, Oklahoma.                  direct and indirect

--------
(1) The number of shares includes the shares presently issued and outstanding plus the number of shares which any owner has the right to acquire within 60 days after March 15, 1995. For purposes of calculating the percent of the shares outstanding held by each owner, the total number of shares excludes the shares which all other persons have the right to acquire within 60 days after March 15, 1995, pursuant to the exercise of outstanding warrants or stock options.
(2) Includes 88,500 shares attributable to shares of Common Stock not outstanding but which may be exercised within 60 days at the discretion of the holder and 6,681 shares held under the Company's 401(k) thrift plan as of December 31, 1994. Of the shares listed, 232,460 are held in trust for Mr. Lamborn's wife for her benefit and Mr. Lamborn disclaims beneficial interest in such shares.
(3) Includes 7,500 shares attributable to shares of Common Stock not outstanding but which may be exercised within 60 days at the discretion of the holder.
(4) Includes 236,500 shares attributable to shares of Common Stock not outstanding but which may be exercised within 60 days at the discretion of the holder, 24,886 shares held under the Company's 401(k) thrift plan as of December 31, 1994 and 28,560 shares held by a private company over which Mr. Nikkel has voting and investment power. Of the shares listed, Mr. Nikkel disclaims any beneficial interest in 18,000 shares.
(5) Includes 4,567 shares of Common Stock held under the Company's 401(k) thrift plan as of December 31, 1994. Of the shares listed, Mr. Kirchner disclaims any beneficial interest in 8,828 shares.

  Mr. Lamborn has been actively involved in the oil field for over 40 years, joining the Company's predecessor in 1952 prior to its becoming a publicly-held corporation. He was elected Vice President, Drilling in 1973 and to his current position as Senior Vice President and Director in 1979.

  Mr. Morgan was elected a director of the Company in February, 1988. Mr. Morgan has been Executive Vice President and General Counsel of SSM--St. John Ministry Corporation, the sole Corporate Member of St. John Medical Center, Inc., Tulsa, Oklahoma, since March 1, 1995. Prior thereto, he was a Partner in the law firm of Doerner, Saunders, Daniel & Anderson, Tulsa, Oklahoma.

  Mr. Williams was elected a director of the Company in December of 1988. Prior to retiring on December 31, 1978 he was Chairman of the Board and Chief Executive Officer of The Williams Companies, Inc.

  Mr. Kirchner, a co-founder of the Company, has been the Chairman of the Board and a director since 1963 and was President until November, 1983. Mr. Kirchner is a Registered Professional Engineer within the State of Oklahoma, having received degrees in Mechanical Engineering from Oklahoma State University and in Petroleum Engineering from the University of Oklahoma.

  Mr. Nikkel joined the Company in 1983 as its President and a director. From 1976 until January 1982 when he co-founded Nike Exploration Company, Mr. Nikkel was an officer and director of Cotton Petroleum Corporation, serving as the President of the Company from 1979 until his departure. Prior to joining Cotton, Mr. Nikkel was employed by Amoco Production Company for 18 years, last serving as Division Geologist for Amoco's Denver Division. Mr. Nikkel presently serves as President and a director of Nike Exploration Company. Mr. Nikkel received a Bachelor of Science degree in Geology and Mathematics from Texas Christian University.

  Mr. Zink was elected a director of the Company in May, 1982. He is a principle in several privately held companies engaged in the businesses of designing and manufacturing equipment used in the petroleum industry, construction and heating and air conditioning services and installation. He holds a Bachelor of

Science degree in Mechanical Engineering from Oklahoma State University. He is also a director of Banks of Mid America, Tulsa and Oklahoma City, Oklahoma and Matrix Service Company, Tulsa, Oklahoma.

  Mr. Cook has served the Company as a director since the Company's inception. He is a Certified Public Accountant and a retired partner in the accounting firm of Finley & Cook, Shawnee, Oklahoma.

  Mr. Bodard, co-founder of the Company, served as a Director from 1963 until February, 1988 when he resigned. From February, 1988 until August 23, 1994, when Mr. Bodard was again elected a Director of the Company, he served as a Consultant to the Board of Directors. He is Secretary-Treasurer of Bodard & Hale Drilling Company, an Oklahoma based drilling company, President of Bodard Drilling Company, Inc., an Oklahoma based oil service company, and owner of Bodard Equipment Company, a sole proprietorship, of Shawnee, Oklahoma. He is also Chairman of the Board of Ameribank, Shawnee, Oklahoma.

                       BOARD OF DIRECTORS AND COMMITTEES

GENERAL

  The business of the Company is managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board of Directors held six regular meetings during fiscal 1994. No director attended fewer than 75% of the aggregate of the total of such meetings and of the committees of the Board on which he served during the fiscal year.

COMMITTEES OF THE BOARD

  The Board of Directors has established standing Audit and Compensation committees. The membership of each of these committees is determined from time to time by the Board. The Audit Committee appoints the independent auditors subject to ratification by the Board, meets with the independent auditors to review with them the scope and results of their audit of the Company's financial statements and consults with the Company's personnel to determine the adequacy of internal accounting controls. The Compensation Committee determines the salaries payable to the Company's officers and employees and authorizes grants of stock options. Only directors who are not officers of the Company serve on the Audit and Compensation Committees. The Audit Committee met two times and the Compensation Committee met one time during the fiscal year ended December 31, 1994.

  In addition to its standing Audit and Compensation Committees, the Board of Directors may, from time to time, appoint members to a special committee to assist or otherwise make recommendations to the full Board of Directors. One such committee was formed in late 1994 and met two times during 1994. Its members are comprised entirely of non-employee directors. This committee is responsible for evaluating the Company's current Articles of Incorporation, By-laws and other related matters and, if deemed advisable, making recommendations relating thereto to the full Board of Directors. Once this committee has completed its task, it is anticipated that it will be dissolved by the Board.

COMPENSATION

  Committee members are paid an annual retainer fee of $2,000 per standing committee served upon and $500 for any committee meetings attended. Directors of the Company (other than officers) are paid attendance fees of $750 per meeting attended and an annual retainer fee of $10,000 payable quarterly.

  On May 6, 1992, the Company's shareholders approved the Unit Corporation Non-Employee Directors' Stock Option Plan (the "Plan") providing for the granting of options for up to an aggregate of 100,000 shares of Common Stock of the Company, subject to adjustment in certain events, to members of the Board of Directors who are not employees of the Company or any subsidiary (a "non-Employee Director"). Automatic grants of options to purchase 2,500 shares of the Company's Common Stock are made to each non-Employee Director on the first business day following each annual meeting of shareholders of the Company from May 1992 to May 2002. The option price will be the fair market value of the Company's Common Stock on the date of grant. Payment may be made in cash or in shares of Company Common Stock that have been held by the director for at least one year. No stock option may be exercised during the first six months of its term except in the case of death.

  Each option extends for 10 years from the date of grant. If any optionee's service as a director terminates for any reason other than death, resignation or removal for cause, any unexpired option which is then exercisable will remain exercisable for a period of one year following the date of termination. If a non-Employee Director dies while in office, the option will be exercisable for two years following the date of death whether or not the option was exercisable at such date. If a non-Employee Director dies after ceasing to be a director and during a period when a stock option is exercisable, the option will be exercisable for one year after the date of death. If a non-Employee Director resigns or is removed from office for cause, any option which is not yet exercisable will be forfeited, and any exercisable option must be exercised within 90 days.

  The Plan may be terminated at any time or may, from time to time, be modified or amended by the Board of Directors except the Plan provisions shall not be amended more than once every six months other than to comport with changes in the Internal Revenue Service Code or the rules thereunder or to assure that stock options granted under the Plan qualify for the exemption provided by Rule 16b-3 of the Securities Exchange Act of 1934. In 1994 stock options were granted for an aggregate of 10,000 shares at $2.875 per share. An aggregate of 30,000 shares are currently subject to outstanding options. None of these options have been exercised.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth information with respect to the compensation of the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company for services in all capacities to the Company and its subsidiaries in 1992, 1993, and 1994.

                           SUMMARY COMPENSATION TABLE

                                                               LONG TERM COMPENSATION
                                                           ------------------------------
                                ANNUAL COMPENSATION(1)             AWARDS         PAYOUTS
                             ----------------------------- ---------------------- -------
          (A)           (B)    (C)      (D)       (E)         (F)         (G)       (H)       (I)
         NAME                                    OTHER     RESTRICTED SECURITIES
          AND                                    ANNUAL      STOCK    UNDERLYING   LTIP    ALL OTHER
       PRINCIPAL              SALARY   BONUS  COMPENSATION  AWARD(S)   OPTIONS/   PAYOUT  COMPENSATION
      POSITION(S)       YEAR  ($)(2)    ($)      ($)(3)       ($)     SARS (#)(4)   ($)      ($)(5)
      -----------       ---- -------- ------- ------------ ---------- ----------- ------- ------------
King P. Kirchner....... 1994 $200,000 $   -0-    $  -0-       $-0-         -0-     $-0-      $3,231
 Chairman and CEO       1993  170,000   8,333       -0-        -0-         -0-      -0-       3,231
                        1992   50,000   8,333       -0-        -0-         -0-      -0-         -0-
John G. Nikkel......... 1994  200,000  43,333     1,554        -0-      22,500      -0-       4,786
 President and COO      1993  200,000  38,333     2,998        -0-      22,500      -0-       4,787
                        1992  200,000  43,333     3,679        -0-         -0-      -0-       3,150
Earle Lamborn.......... 1994  110,000  15,000     1,252        -0-      10,000      -0-       2,495
 Sr. Vice President--   1993  103,333  17,000     2,669        -0-       7,500      -0-       1,502
 Drilling               1992  112,500  18,000     2,166        -0-         -0-      -0-       1,949
Philip M. Keeley....... 1994  150,000  23,333       376        -0-      10,000      -0-       3,358
 Sr. Vice President--   1993  150,000  18,666     2,390        -0-       7,500      -0-       2,496
 Exploration &
  Production            1992  150,000  20,000     3,730        -0-         -0-      -0-       2,613
Larry D. Pinkston...... 1994  100,000  14,000       -0-        -0-       7,500      -0-       2,150
 V. P., CFO and         1993   92,000  14,000       -0-        -0-       7,500      -0-       2,151
 Treasurer              1992   88,000  16,000       -0-        -0-         -0-      -0-       1,496

--------
(1) Compensation deferred at the election of an executive is included in the year earned.
(2) The amount reported as Salary for 1992 reflects a correction for that reported in the 1993 proxy statement which incorrectly reported the salary for the named executive officers by the following excess amounts: Mr. Kirchner $1,200; Mr. Nikkel $9,931; Mr. Lamborn $7,950; Mr. Keeley $9,298; and Mr. Pinkston $6,480. The foregoing amounts, which relate to deferred compensation and other pre-tax withholdings, were included twice in determining the Salary reported in the 1993 proxy statement.
(3) The amount listed under the Other Annual Compensation column represents the dollar value associated with the use of a Company vehicle by the named executive officer.
(4) All of the stock option awards in fiscal 1994 were granted with an exercise price equal to the closing market price of the Company's Common Stock on the date of the grant.
(5) "All Other Compensation" represents the Company matching contributions to the Company 401(k) thrift plan for the named executive officer.

OPTION/SAR GRANTS IN 1994

  The following table sets forth information concerning individual grants of stock options during 1994 to each of the named executive officers of the Company.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                         POTENTIAL
                                                                        REALIZABLE
                                                                         VALUE AT
                                                                      ASSUMED ANNUAL
                                                                      RATES OF STOCK
                                                                           PRICE
                                                                       APPRECIATION
                                                                        FOR OPTION
                                    INDIVIDUAL GRANTS(1)                  TERM(3)
                        --------------------------------------------- ---------------
          (A)               (B)          (C)        (D)       (E)       (F)     (G)
                                      % OF TOTAL
                         NUMBER OF   OPTIONS/SARS
                         SECURITIES   GRANTED TO  EXERCISE
                         UNDERLYING  EMPLOYEES IN OR BASE
                        OPTIONS/SARS    FISCAL     PRICE   EXPIRATION
         NAME            GRANTED(#)    YEAR(2)     ($/SH)     DATE     5%($)  10%($)
         ----           ------------ ------------ -------- ---------- ------- -------
King P. Kirchner.......     -0-          N/A        N/A       N/A       N/A     N/A
 Chairman and CEO
John G. Nikkel.........    22,500       21.95       3.00   12/20/2004 109,950 175,078
 President and COO
Earle Lamborn..........    10,000        9.76       3.00   12/20/2004  48,866  77,813
 Sr. Vice President--
 Drilling
Philip M. Keeley.......    10,000        9.76       3.00   12/20/2004  48,866  77,813
 Sr. Vice President--
 Exploration &
 Production
Larry D. Pinkston......     7,500        7.32       3.00   12/20/2004  36,649  58,361
 V. P., CFO and
 Treasurer

--------
(1) All options were granted on December 20, 1994 at an exercise price equal to the closing market price of the Company's Common Stock on that date. The options vest in 20% annual increments commencing 12 months after their date of grant. All options vest immediately in the event of a change in control, as defined in the plan.
(2) Based on a total of 102,500 options being granted to certain employees during fiscal 1994.
(3) Caution is recommended in interpreting the financial significance of these figures. They are calculated by multiplying the number of options granted by the difference between a future hypothetical stock price and the option exercise price and are shown pursuant to rules of the Securities and Exchange Commission. They assume the value of the Company Common Stock appreciates 5% and 10% each year, compounded annually, for ten years (the life of each option). They are not intended to forecast possible future appreciation, if any, of such stock price or to establish a present value of options. Also, if appreciation does occur at the 5% or 10% per year rate, the amounts shown would not be realized by the recipients until the year 2004. Depending on inflation rates, these amounts may be worth significantly less in 2004, in real terms, than their value today.

AGGREGATE OPTION/SAR EXERCISES IN 1994 AND OPTION VALUES AT DECEMBER 31, 1994

  The following table provides information as to options exercised by each of the named executive officers in 1994 and the value of options held by such executives at year end measured in terms of the fair market value of the Common Stock on December 30, 1994.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEARAND FY-END OPTION/SAR VALUES

          (A)                (B)         (C)           (D)             (E)
                                                    NUMBER OF
                                                   SECURITIES       VALUE OF
                                                   UNDERLYING      UNEXERCISED
                                                   UNEXERCISED    IN-THE-MONEY
                                                 OPTIONS/SARS AT OPTIONS/SARS AT
                                                   FY-END (#)     FY-END ($)(2)
                            SHARES      VALUE    --------------- ---------------
                         ACQUIRED ON   REALIZED   EXERCISABLE/    EXERCISABLE/
          NAME           EXERCISE (#)   ($)(1)    UNEXERCISABLE   UNEXERCISABLE
          ----           ------------ ---------- --------------- ---------------
King P. Kirchner........       -0-           -0-     -0-/   -0-       -0-/   -0-
John G. Nikkel..........    15,000    $19,687.50 249,500/60,500  $276,931/14,725
Earle Lamborn...........       -0-           -0-  88,500/24,000  $ 83,653/ 5,665
Philip M. Keeley........       -0-           -0- 158,500/24,000  $184,278/ 5,665
Larry D. Pinkston.......       -0-           -0-  27,500/17,500  $ 19,936/ 3,395

--------
(1) Value realized equals fair market value of the stock on date of exercise, less the exercise price, times the number of shares acquired. Taxes must be paid by the individual on the value realized.
(2) The value of unexercised in-the-money options at year end assumes a fair market value for the Company's Common Stock of $2.9375, the average of the high and low prices of the Company's Common Stock on December 30, 1994. Value is calculated on the basis of the difference between the option exercise price and $2.9375 multiplied by the number of shares of Common Stock underlying the options.

LONG TERM INCENTIVE PLAN AWARDS

  The Company does not currently have any Long Term Incentive Plans.

PENSION PLANS

  The Company does not currently have any Pension Plans.

CHANGE-IN-CONTROL ARRANGEMENTS

  The Unit Corporation Stock Option Plan contains a provision whereby all stock options will automatically become fully vested and immediately exercisable without the requirement of any further act by the Company or participant in the event of a "change of control" of the Company. A "change-in-control" is deemed to have occurred at such time as any person (as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended), other than the Company or an Exempt Person, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities. An Exempt Person is generally defined to be any person (or estate or trust of such person) who, on the date of the plan, owned securities of the Company representing more than 20% of the combined voting power of the Company's then outstanding securities, and any spouse, parent or issue of such person.

REPORT OF THE COMPENSATION COMMITTEE OF THEBOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

  The disclosure contained in this section of the Proxy Statement should not be incorporated by reference into any prior filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof (including this proxy statement or the "Executive Compensation" section of this proxy statement).

  The Committee is responsible for setting and overseeing the compensation of the Company's executive officers. The Compensation Committee of the Board of Directors is composed entirely of independent outside directors. Furthermore, there are no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Committee. The members of the Committee are John S. Zink, Don Cook and John H. Williams.

  Objectives and Considerations--The general objectives of the Compensation Committee in determining executive compensation are to attract, retain and reward qualified individuals serving as executive officers of the Company. To achieve these objectives, the Committee relies primarily on salary, annual bonuses (awardable either in stock or cash) and awards under the Company's stock option plan, with the last two being variable. In making its decisions, the Committee takes into account the conditions within the Company's industry, the generation of income and cash flow by the Company and its various subsidiaries and the attainment of any designated business objectives. Individual performances are also reviewed, taking into account the executive officer's responsibilities, experience and potential, his or her period of service and current salary and compensation levels as compared to similar positions at other companies. The Committee's evaluation of these considerations is primarily subjective and, to-date, it has not established any specific written compensation plans or formulas pursuant to which the executive officers' annual compensation is determined.

  Base Salary--The Company does not currently have an employment agreement with any of the executive officers. In determining the base salaries for the executive officers for 1994 the Committee relied primarily on its evaluation of the responsibilities of the position as compared with other executive positions in the marketplace. In doing so, the Committee relied, to a large extent, on the Peat Marwick Oil and Gas Corporation Survey 1993 Report which surveyed the compensation and benefit programs of seventy-three oil and gas related companies, one of which was the Company. It was the Committee's objective to set the executives' base salary at approximately the competitive mid-range reflected in the survey. Within this established range structure, the Committee then approved any changes in amounts of executive compensation based on individual performance evaluations. Taking these factors into consideration, the Committee, with the exception of Mr. Kirchner's salary which is discussed below, decided not to increase the salaries of the named executive officers with the exception of Messrs. Lamborn and Pinkston whose salaries were increased by approximately 6.5% and 8.7%, respectively.

  Bonuses--Executive officers are eligible to earn annual bonuses either in cash or in stock. Stock bonuses are awarded pursuant to the Company's Employee Bonus Plan approved by the Company's shareholders on May 1, 1985. The amount and type of any bonuses awarded to executive officers is determined solely at the subjective discretion of the Committee. The Committee does not base its decisions on predetermined formulas, choosing instead to rely on its evaluation of the various considerations set forth above. In addition, when appropriate, bonuses are awarded to recognize short-term individual performance.

  Stock Options--The stock options granted under the Company's Stock Option Plan, approved by the Company's shareholders on May 2, 1984, and amended on May 3, 1989, provide an incentive for executive officers to manage with a view to maximization of long-term shareholder value. All stock option grants are made at 100% of the market price on the date of grant and are exercisable in annual 20% increments after one year and have a ten year life. The number of options that are granted to an executive officer are based on the individual's performance and level of responsibility. Option awards will vary in size based on position level (more senior managers receive a higher multiple). Stock Options are granted to the executive officers at the discretion of the Committee. The Committee's decisions with respect to awarding stock options are generally made late each year thus allowing the Committee to evaluate the Company's annual results as part of its decision making process. The Committee, as part of its evaluation of the executive officers' compensation for fiscal year 1994, awarded, in the aggregate, stock options covering a total of 57,500 shares of the Company's Common Stock to the Company's executive officers as a group, with the exception of Mr. Kirchner who to date has not received any stock options in view of his substantial ownership of Company stock. The stock options granted to the executive officers were based on a subjective analysis by the Committee of the executive officers' individual performance, rather than any specific Company performance criteria. In addition, the Committee took into consideration the relationship of the awards to peer, subordinate and superior positions, prior awards and future performance expectations for the individual executives.

  Chief Executive Officer--Mr. Kirchner's salary and bonus are determined by the Committee substantially in accordance with the policies described above relating to all executive officers of the Company. Based on its review, the Committee felt that Mr. Kirchner's salary continued to remain below that of his counterparts, particularly when it is considered that no other long-term incentives (such as stock options) have been awarded to Mr. Kirchner. Consequently, the Committee elected to increase Mr. Kirchner's salary by approximately 17.6% and, in light of its decision, the Committee chose to forego any bonus award to Mr. Kirchner.

  1993 OBRA--Executive Compensation Tax Deductibility--Beginning in 1995, the Internal Revenue Code, Section 162(m), limits the Company's ability to deduct, for federal income tax purposes, certain compensation in excess of $1 million per year paid to individual officers named in the Summary Compensation Table. Based on the amount of compensation paid to each of the named officers in fiscal 1994, it does not appear that Section 162(m) will have a significant impact on the Company in the near term. However, the Committee will continue to monitor whether its executive compensation plans should be amended to meet the deductibility requirements of the tax law.

  Members of the Compensation Committee:

                         John S. Zink
                         Don Cook
                         John H. Williams

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During fiscal 1994, the members of the Compensation Committee were responsible for determining executive compensation, including decisions relating to stock option grants to executive officers. None of the executive officers of the Company are members of the Compensation Committee.

STOCK PERFORMANCE GRAPH

  The graph and the related disclosure contained in this section of the Proxy Statement should not be incorporated by reference into any prior filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof (including this proxy statement or the "Executive Compensation" section of this proxy statement).

  The following graph reflects a comparison of the cumulative total return (change in stock price plus reinvested dividends, assuming $100 invested on December 31, 1989) of the Common Stock of the Company from December 31, 1989 through December 31, 1994 with the Standard & Poor's 500 Composite Index, S&P Oil and Gas Drilling and S&P Oil--Integrated Domestic Indexes. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be indicative of possible future performance of the Company's stock.

                                    [GRAPH]

                                DOLLAR VALUE OF $100 INVESTMENT AT DECEMBER 31
                              --------------------------------------------------
                               1989   1990     1991     1992     1993     1994
                              -------------- -------- -------- -------- --------
The Company.................. $  100   92.86    50.00    50.00    78.57    85.71
S&P 500...................... $  100   96.89   126.42   136.05   149.76   151.74
S&P O&G...................... $  100   88.29    54.35    72.34    83.45    66.92
S&P Oil-Integ................ $  100   94.94    88.76    90.64    95.64   100.20

 VOTING SECURITIES AND COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information, as of March 15, 1995, regarding the only persons known by the Company to own, directly or indirectly, five percent or more of the outstanding shares of Common Stock of the Company.

                                                                  PERCENT OF
          NAME AND ADDRESS OF              AMOUNT AND NATURE      OUTSTANDING
           BENEFICIAL OWNER             OF BENEFICIAL OWNERSHIP COMMON STOCK(1)
          -------------------           ----------------------- ---------------
King P. Kirchner.......................      1,320,393(2)              6.30%
 1000 Kensington Tower I                 direct and indirect
 7130 South Lewis
 Tulsa, Oklahoma 74136
Don Bodard.............................        1,680,428               8.02%
 P.O. Box 1089                           direct and indirect
 Shawnee, Oklahoma 74802
Scottish Amicable Life Assurance              1,326,100(3)             6.33%
 Society...............................  direct and indirect
 7 Hanover Square
 New York, NY 10004
Dimensional Fund Advisors Inc. ........      1,356,900(4)              6.39%
 1299 Ocean Avenue, 11th Floor           direct and indirect
 Santa Monica, California 90401

--------
(1) The number of shares includes the shares presently issued and outstanding plus the number of shares which any owner has the right to acquire within 60 days after March 15, 1995. For purposes of calculating the percent of the Common Stock outstanding held by each owner, the total number of shares excludes the shares which all other persons have the right to acquire within 60 days after March 15, 1995, pursuant to the exercise of outstanding warrants or stock options.
(2) Includes 4,567 shares of Common Stock held under the Company's 401(k) thrift plan as of December 31, 1994. Of the shares listed, Mr. Kirchner disclaims any beneficial interest in 8,828 shares.
(3) This information is based on the most recent amendment, dated August 30, 1994, to the Schedule 13D filed with the Securities and Exchange Commission by Scottish Amicable Life Assurance Society ("Life Assurance"), Scottish Amicable Pension Investments Ltd. ("Pension"), Scottish Amicable Exempt American Trust (previously known as Scottish Amicable International Exempt Unit Trust) ("Unit Trust") and Scottish Amicable American Unit Trust ("American Trust"). Life Assurance holds sole voting and sole disposition power over 507,900 shares of Common Stock and shared voting power over 818,200 shares of Common Stock of which 300,000 shares are issuable upon conversion of Warrants. It is deemed to hold beneficial ownership of 1,326,100 shares of Common Stock of which 300,000 shares are issuable upon conversion of Warrants. Unit Trust holds shared voting power over 225,000 shares of Common Stock of which 120,000 shares are issuable upon conversion of Warrants. Pension holds shared voting power over 250,000 shares of Common Stock of which 125,000 shares are issuable upon conversion of Warrants. American Trust holds shared voting power over 343,200 shares of Common Stock of which 55,000 shares are issuable upon conversion of Warrants.
(4) This information is based on Amendment No. 3 to Schedule 13G, dated January 31, 1995, filed with the Securities and Exchange Commission by Dimensional Fund Advisors Inc. ("Dimensional"). Dimensional, a registered investment advisor, is deemed to have beneficial ownership of 1,356,900 shares of Unit Common Stock as of December 31, 1994, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in a series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth certain information, as of March 15, 1995, regarding the beneficial ownership of the Common Stock of the Company by each nominee for election as a director, each continuing director, the Company's Chief Executive Officer, each of the Company's four other most highly compensated executive officers for fiscal 1994 and the directors and executive officers of the Company as a group.

                                                                   PERCENT OF
                NAME OF                     AMOUNT AND NATURE      OUTSTANDING
            BENEFICIAL OWNER             OF BENEFICIAL OWNERSHIP COMMON STOCK(1)
            ----------------             ----------------------- ---------------
King P. Kirchner........................    1,320,393(2)(3)            6.30%
                                         direct and indirect
Don Cook................................       13,638(4)                  *
                                         direct and indirect
Earle Lamborn...........................   327,641(2)(3)(5)            1.55%
                                         direct and indirect
William B. Morgan.......................       17,500(4)                  *
                                         direct and indirect
John G. Nikkel..........................  379,300(2)(3)(5)(6)          1.79%
                                         direct and indirect
John H. Williams........................       8,500(4)                   *
                                         direct and indirect
John S. Zink............................       28,500(4)                  *
                                         direct and indirect
Don Bodard..............................       1,680,428               8.02%
                                         direct and indirect
Philip M. Keeley........................  245,357(2)(5)(6)(7)             *
                                         direct and indirect
Larry D. Pinkston.......................   114,003(2)(3)(5)               *
                                         direct and indirect
All Directors and Officers as a Group...    4,180,158(2)-(7)          19.45%

--------
 * Less than 1%
(1) The number of shares includes the shares presently issued and outstanding plus the number of shares which any owner has the right to acquire within 60 days after March 15, 1995. For purposes of calculating the percent of the Common Stock outstanding held by each owner, the total number of shares excludes the shares which all other persons have the right to acquire within 60 days after March 15, 1995, pursuant to the exercise of outstanding warrants or stock options.
(2) Includes shares of Common Stock held under the Company's 401(k) thrift plan as of December 31, 1994, the latest valuation available at the time this Proxy Statement was prepared, for the account of: King P. Kirchner, 4,567; Earle Lamborn, 6,681; John G. Nikkel, 24,886; Philip M. Keeley, 30,408; Larry D. Pinkston, 9,538; and Directors and Officers as a group, 81,963.

(3) Of the shares listed as being beneficially owned, the following individuals disclaim any beneficial interest in shares held by spouses or for the benefit of family members: King P. Kirchner, 8,828; John G. Nikkel 18,000; Earle Lamborn, 232,460; and Larry D. Pinkston, 2,000.
(4) Includes unexercised stock options under the Company's non-Employee Directors' Stock Option Plan, to each of the following which may be exercised at the discretion of the holder: Don Cook, 7,500; William B. Morgan, 7,500; John H. Williams, 7,500; John S. Zink, 7,500; and all non-Employee Directors as a group, 30,000.
(5) Includes unexercised stock options under the Company's Stock Option Plan, to each of the following, which may be exercised within 60 days at the discretion of the holder: Earle Lamborn, 88,500; John G. Nikkel 236,500; Philip M. Keeley, 148,500; Larry D. Pinkston, 27,500; and Directors and Officers as a group, 558,500.
(6) Includes 28,560 shares and 11,440 shares beneficially owned by Mr. Nikkel and Mr. Keeley, respectively, held by a private company over which Mr. Nikkel and Mr. Keeley have voting and investment power.
(7) Includes 2,100 Warrants to purchase 2,100 shares of the Company's Common Stock.

 CERTAIN TRANSACTIONS BETWEEN THE COMPANY AND ITS OFFICERS, DIRECTORS, NOMINEES
                       FOR DIRECTORS AND THEIR ASSOCIATES

  Since 1984 the Company, or its predecessor, has formed certain employee limited partnerships for investment by certain of its employees and directors. The limited partnerships participate with the Company in its exploration and production operations. During the period commencing with the past fiscal year, Mr. John Nikkel, a Director and the President of the Company, invested $50,000 in the Unit 1994 Oil and Gas Limited Partnership and invested $54,000 in the Unit 1995 Oil and Gas Limited Partnership. In addition, Nike Exploration Company, which is owned 71.4% by Mr. Nikkel, invested $60,000 and $55,000 respectively in each of these two employee programs.

  Mr. Don Bodard, a director of the Company, is the majority shareholder and Chairman of the Board of Directors of Ameribank, the parent company of American National Bank and Trust Company of Shawnee, Shawnee, Oklahoma ("American National"). American National is a participating bank in the Company's bank credit agreements. American National's participation is governed by the terms and conditions of an intercreditor agreement executed by and between all of the participating banks.

                          ITEM NO. 2 ON THE PROXY CARD

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors, based on the recommendation of the Audit Committee, has unanimously selected Coopers & Lybrand L.L.P. (formerly known as Coopers & Lybrand) as the independent certified public accountant for the Company for its 1995 fiscal year. The Board of Directors is asking the shareholders to ratify and approve this action. A representative of Coopers & Lybrand L.L.P., who will attend the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

  Although such ratification is not required by law, the Board of Directors believes that shareholders should be given the opportunity to express their views on this matter. Failure to ratify such selection is not binding on the Board of Directors. The Board of Directors urges you to vote FOR the proposal and ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent certified public accountant.

                          ITEM NO. 3 ON THE PROXY CARD

             AMENDMENTS TO THE COMPANY'S EMPLOYEE STOCK OPTION PLAN

  The Board of Directors has unanimously adopted, subject to shareholder approval, amendments to the Company's Employee Stock Option Plan (the "Stock Option Plan"), which would increase the number of shares of Common Stock that may be issued thereunder from 1,000,000 shares to 1,500,000 shares and extend the termination date of the Stock Option Plan until May 30, 2000. As of March 15, 1995 the number of shares available for grants under the Stock Option Plan was 25,000.

  The Stock Option Plan, as amended, is set forth in Appendix "A" to this Proxy Statement and the following discussion is qualified in its entirety by reference thereto.

  The Board believes that the continued use of stock-related benefits as part of the Company's compensation package is of great importance in promoting the growth and continued success of the Company and is thus a substantial benefit to the Company and its shareholders. The Company cannot succeed without the ability to attract and retain talented executives, skilled managers and other employees. The Board of Directors believes that the plan is an effective recruiting tool as well as a means of promoting long-term commitment to the Company.

  The Stock Option Plan, which was adopted by the Board of Directors on December 15, 1983, approved by the shareholders on May 2, 1984 and amended from time to time thereafter, among other things, to increase the number of shares available thereunder, authorizes the Company to grant either "incentive stock options" to employees of the Company or its subsidiaries, under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options to purchase collectively up to 1,000,000 shares of Common Stock. Substantially all employees of the Company and of designated subsidiaries are eligible to participate in the Stock Option Plan.

  The Stock Option Plan is administered by the Compensation Committee (the "Committee"), currently consisting of Messrs. John Zink, Don Cook and John H. Williams, which, subject to the provisions of the Stock Option Plan, have the authority to select the times when and the employees to whom stock options may be granted and the number of shares of Common Stock to be acquired by the exercise of stock options.

  To qualify as an incentive stock option under Section 422A of the Code, an option, among other things, must (i) not be exercisable more than ten years from the date of grant; (ii) have an exercise price equal to or in excess of the fair market value of the Common Stock on the date of grant and (iii) not be transferable other than by will or laws of descent and distribution and must be exercisable during the employee's lifetime only by him. Under the Plan the non-qualified options may be granted with an exercise price as determined by the Committee.

  An employee who is granted an incentive stock option will generally recognize no income or gain on the grant or exercise of the incentive stock option. If stock purchased pursuant to the exercise of an incentive stock option is sold more than two years from the date the option is granted and one year from the date of exercise, the gain realized on the sale of the stock (the difference between the exercise price of the option and the amount realized on the sale) will be treated as long-term capital gain rather than as ordinary income. In general, in the case of incentive stock options, the excess of the fair market value of the shares on the date of exercise (or, if later, the date the shares become vested for purposes of Section 83 of the Code) over the exercise price is included in alternative minimum taxable income for purposes of the "alternative minimum tax" provisions of the Code.

  In general, with respect to non-qualified stock options (a) no income is realized by the optionee at the time the option is granted, (b) upon exercise of the option, the optionee realizes ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the option price paid for the shares, and the Company is entitled to a tax deduction in the same amount, and (c) at disposition of the Common Stock received upon the exercise of the option, the optionee receives, as either short-term or long-term capital gain (or loss), the difference between the amount realized and the fair market value of the shares on the date of exercise.

  As of March 15, 1995 the number of options outstanding under the Stock Option Plan was 907,500, all of which were non-qualified stock options.

  THE BOARD OF DIRECTORS DEEMS ITEM NO. 3 TO BE IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMEND A VOTE "FOR" APPROVAL, WHICH VOTE SHALL ALSO ACT TO ADOPT AND RATIFY THE PLAN, AS AMENDED.

                          ITEM NO. 4 ON THE PROXY CARD

                  AMENDMENT TO THE COMPANY'S STOCK BONUS PLAN

  At the meeting, the shareholders of the Company will be asked to approve a proposal to authorize the issuance of additional shares of Common Stock for the Company's Stock Bonus Plan (the "Plan"). The Board of Directors of the Company has unanimously adopted a resolution approving the reservation of 250,000 additional shares of authorized but unissued shares of Common Stock for the Plan and recommends approval of this proposal by the shareholders. The Plan itself is not being modified in any other manner.

  The Board of Directors approved the adoption of the Plan in December 1984. The Plan was approved by the Company's shareholders on May 1, 1985. A total of 330,950 shares were authorized for issuance under the Plan of which approximately 113,732 shares, as of March 15, 1995, remain available for further use under the Plan.

  The Stock Bonus Plan, as amended, is set forth in Appendix "B" to this Proxy Statement and the following discussion is qualified in its entirety by reference thereto.

  The Plan is administered by the Compensation Committee (the "Committee") appointed by the Board of Directors of the Company. The Plan authorizes the Committee to select the key employees who shall be granted bonus awards and to determine the amount of bonus given to each key employee. The Plan also authorizes the Committee to prescribe the other terms and provisions of each bonus granted, to construe and interpret the Plan and bonus awards granted under it, to establish, amend and revoke rules and regulations for administration, to determine the duration and purposes of leaves of absence which may be granted to a recipient without constituting a termination of employment for purposes of the Plan, and generally to exercise powers and perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

  The Plan permits the Committee to award bonuses which may be composed of cash, stock or a combination of both. Each bonus award may be payable in a single lump sum or may be payable in annual installments as the Committee determines. If the bonus award is to be paid in annual installments, the Committee shall establish the number, size and timing of the installments and the manner in which installments will be satisfied; provided, however, that the Committee is not required to determine whether any particular installment of a bonus award will be satisfied by a distribution of cash, stock or a combination of both, until such installment is due to be paid. The Committee may accelerate installments with respect to unearned portions of previously awarded bonuses if, in the judgment of the Committee, circumstances outside the control of the Company have so changed as to make it necessary or advisable to accelerate. If a bonus award is to be paid in installments, the first installment shall be paid at the time of the award. Unless the Committee otherwise determines, the remaining installments shall be paid on each subsequent anniversary date of the bonus award until the full amount of the bonus award has been paid.

  If a recipient of a bonus award terminates employment other than by reason of death, disability or normal retirement on or before the due date of any installment of a bonus award to him, the employee's right to receive any installment of the bonus award shall immediately lapse and be forfeited. The Plan authorizes the Committee, in its discretion, to waive the condition of continuous service. In the event of employment terminated by reason of disability or retirement, before all installments of any bonus award have been paid, the remaining installments shall be paid at such times and in such amounts and manner as though the employee had continued to be employed by the Company, only if the employee refrains from engaging, directly or indirectly, in any activity which the Committee determines is competitive with the activity of the Company, and from otherwise acting in any manner inimical or anyway contrary to the best interest of the Company and if such employee furnishes the Company information with respect to the satisfaction of the foregoing condition precedent as the Committee shall reasonably request. If, at any time subsequent to the employee's termination of employment due to disability or retirement, such employee fails to satisfy the foregoing conditions, all installment payments which are to be made on or after the date such failure occurs shall be forfeited and the employee's rights thereto shall lapse.

  In the event that an employee who has received a bonus award dies while in the employ of the Company and before all installments of the bonus award have been paid, the remaining installments shall be paid to the estate of the deceased employee at such time and in such amount and manner as though the employee had continued to be employed by the Company until payment of the last installment.

  For the purposes of the Plan, the employment of an individual shall not be deemed to have terminated if the employee is absent from the Company on a bona fide leave of absence or is transferred to and becomes an employee of a subsidiary of the Company.

  Each stock bonus award under the Plan is granted on the condition that the stock issued thereunder shall be for investment purposes, and not with a view to resale or distribution except in the event such stock is registered under the 1933 Act, or in the event a resale of such stock without such registration would otherwise be permissible.

  THE BOARD OF DIRECTORS DEEMS ITEM NO. 4 TO BE IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMEND A VOTE "FOR" APPROVAL, WHICH VOTE SHALL ALSO ACT TO ADOPT AND RATIFY THE PLAN, AS AMENDED.

                                 OTHER MATTERS

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it with respect to fiscal 1994, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been complied with.

MATTERS WHICH MAY COME BEFORE THE MEETING

  The Board of Directors does not intend to bring any other matters before the meeting, nor does the Company know of any matters which other persons intend to bring before the meeting. If, however, any other matters not mentioned in this proxy statement properly come before the meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR 1996 MEETING

  Under the rules of the Securities and Exchange Commission, in order to be considered for inclusion in the Company's proxy statement relating to the 1996 Annual Meeting of Shareholders, a shareholder proposal must be received by the Company at its principal offices, 1000 Kensington Tower I, 7130 South Lewis, Tulsa, Oklahoma 74136, addressed to the Secretary of the Company, on or before November 28, 1995.

       FORM 10-K ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION

  COPIES OF THE ANNUAL REPORT (FORM 10-K) OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO: MARK E. SCHELL, SECRETARY, UNIT CORPORATION, P. O. BOX 702500, TULSA, OKLAHOMA 74170.

  REMINDER--PLEASE SIGN, DATE AND RETURN YOUR PROXY TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                                                    APPENDIX "A"

                                UNIT CORPORATION
                              AMENDED AND RESTATED
                               STOCK OPTION PLAN
                     (RESTATED EFFECTIVE AS OF MAY 3, 1995)

1. PURPOSE

  This Stock Option Plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain directors, officers and other key employees of Unit Corporation (the "Corporation") or of its parent or its subsidiary corporations as that term is defined in Section 3, below (the "Subsidiaries"), so that they may acquire or increase their proprietary interest in the success of the Corporation and Subsidiaries, and to encourage them to remain in the employ of the Corporation or of the Subsidiaries. It is further intended that options issued pursuant to this Plan may constitute incentive stock options within the meaning (S)422A of the Internal Revenue Code of 1986, as amended (the "Code"), to the extent such options are embodied in an incentive stock option agreement containing such provisions as are required by this Plan with respect to such options.

2. ADMINISTRATION

  The Plan shall be administered by the Compensation Committee appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall consist of not less than three members of the Corporation's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts approved by a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Committee shall from time to time at its discretion select the key employees who shall be granted options by the Committee which shall also determine the amount of stock to be optioned to each.

  Committee shall have the power, subject to and within the limits of the express provisions of the Plan:

    (a) To determine from time to time which of the eligible persons shall be granted options under the Plan, and the time or times when, and the number of shares for which, an option or options shall be granted to such persons;

    (b) To prescribe the other terms and provisions (which need not be identical) of each option granted under the Plan to eligible persons;

    (c) To construe and interpret the Plan and options granted under it and to establish, amend, and revoke rules and regulations for administration. The Committee, in the exercise of this power, may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. In exercising this power, the Committee may retain counsel at the expense of the Corporation. All decisions and determinations by the Committee in exercising this power shall be final and binding upon the Corporation and the optionees;

    (d) To determine the duration and purposes of leaves of absence which may be granted to an optionee without constituting a termination of his or her employment for purposes of the Plan; and

    (e) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Corporation with respect to the Plan.

  No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

3. ELIGIBILITY TO RECEIVE INCENTIVE STOCK OPTIONS

  The persons who shall be eligible to receive incentive stock options shall be such key employees (including officers, whether or not they are directors) of the Corporation or its parent corporation or its subsidiaries (as such terms are defined in Section 425 of the Code) existing from time to time as the Committee shall select from time to time. An optionee may hold more than one incentive stock option, but only on the terms and subject to the restrictions hereafter set forth. No person shall be eligible to receive an incentive stock option for a larger number of shares than is recommended for him by the Committee.

4. ELIGIBILITY TO RECEIVE NON-QUALIFIED STOCK OPTIONS

  The persons who shall be eligible to receive non-qualified stock options shall be such directors and employees (including officers, whether or not they are directors) of the Corporation or its parent corporation or its subsidiaries (as such terms are defined in Section 425 of the Code) existing from time to time as the Committee shall select from time to time. An optionee may hold more than one non-qualified stock option, but only on the terms and subject to the restrictions hereafter set forth. No person shall be eligible to receive a non-qualified stock option for a larger number of shares than is recommended for him by the Committee.

5. STOCK SUBJECT TO OPTIONS

  The stock subject to the options shall be shares of the Corporation's authorized but unissued or reacquired Twenty Cents ($00.20) par value common stock hereafter sometimes called Common Stock. The aggregate number of shares which may be issued under options pursuant to the Plan shall not exceed 1,500,000 shares of Common Stock.

6. LIMITATIONS ON INCENTIVE STOCK OPTIONS

  In no event may the aggregate fair market value (determined as of the date the option is granted) of the Common Stock for which any person may be granted incentive stock options in any calendar year beginning prior to January 1, 1987, under the Plan and under all other incentive stock option plans of his employer corporation and its parent and subsidiary corporations, exceed $100,000 plus any unused limit carry over (as defined by (S)422A(c)(4) of the Code) to such year.

  In no event may the aggregate fair market value (determined as of the date the option is granted) of the Common Stock for which any person may be granted incentive stock options in any calendar year beginning on or after January 1, 1988 (under the Plan and under all other incentive stock option plans of his employer corporation and its parent and subsidiary corporations) and with respect to which incentive stock options are exercisable for the first time by such individual during any such calendar year exceed $100,000. The limitations established by each of the preceding sentences shall be subject to adjustment as provided in Section 10 of the Plan.

7. STOCK UNDER EXPIRED OPTION

  In the event that any outstanding option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such option may again be subject to an option under the Plan.

8. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

  Incentive stock options granted pursuant to the Plan shall be authorized and granted by the Committee and shall be evidenced by agreements in such form as the Committee shall from time to time deem appropriate. Incentive stock option agreements need not be identical, but each incentive stock option agreement shall comply with and be subject to the following terms and conditions:

 (a) Number of Shares.

  Each incentive stock option shall state the number of shares to which it pertains.

 (b) Option Price.

  Each incentive stock option shall state the option price, which shall be not less than 100% (110% in the case of an optionee who, at the time the option is granted, is considered for purposes of (S)422A(b)(6) of the Code to own more than 10% of the total combined voting power of all classes of Stock of the Corporation or its parent or subsidiary corporation as determined under Section 425 of the Code (herein referred to as a "10% Shareholder")) of the fair market value of the shares of Common Stock of the Corporation on the date of the granting of the option. During such time as such stock is not listed upon an established stock exchange, the fair market value per share shall be the mean between dealer "bid" and "ask" prices of the Common Stock in the New York over-the-counter market on the day the option is granted, as reported by the National Association of Securities Dealers, Inc. If the stock is listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the day the option is granted or if no sale of the Corporation's Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of such stock. Subject to the foregoing, the Board of Directors and the Committee in fixing the incentive stock option price shall have full authority and discretion and shall be fully protected in doing so.

 (c) Method of Exercise and Payment.

  An incentive stock option may be exercised by the optionee delivering to the Committee on any business day a written notice specifying the number of shares of Common Stock the optionee then desires to purchase. The option price shall be payable in cash in United States dollars upon the exercise of the incentive stock option, or if the incentive stock option agreement so permits, in stock of the Corporation, or by a combination of such methods.

 (d) Terms and Exercise of Incentive Stock Options.

  Except as otherwise expressly provided in this Plan, each incentive stock option granted pursuant to this Plan shall contain provisions established by the Committee setting forth the manner of exercise of such incentive stock option, and may, at the sole discretion of the Committee, provide such restrictions on exercise as the Committee may deem appropriate. Each incentive stock option granted under this Plan shall terminate as set forth therein; provided, that no incentive stock option shall be exercisable after the expiration of ten years from the date of the granting of the option (five years in the case of an optionee who, at the time the option is granted, is a 10% Shareholder). Each incentive stock option granted under this Plan shall contain provisions making such option nontransferrable by the optionee, except upon death, and exercisable during the optionee's lifetime only by the optionee.

 (e) Prior Outstanding Incentive Stock Option.

  No incentive stock option granted hereunder prior to January 1, 1987 (for purposes of this Section (e) called "New Option") shall be exercisable while there is outstanding within the meaning of (S)422A(c)(7) of the Code any other incentive stock option, which incentive stock option was granted before the granting of the New Option to the optionee to purchase stock in the Corporation or in a corporation which, at the time the New Option is granted, is a parent or subsidiary corporation of the Corporation, or a predecessor corporation referred to in (S)422A(b)(7) of the Code. An incentive stock option shall be treated as outstanding until such option is exercised in full or expires by reason of a lapse of time.

 (f) Limitation on Exercise of Incentive Stock Option.

  With respect to incentive stock options issued on or after January 1, 1987, the aggregate fair market value (determined at the time such incentive stock option is granted) of the Common Stock with respect to which such incentive stock options are exercisable for the first time by such individual during any calendar year (under all such plans of the individual's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

9. TERMS AND CONDITIONS OF NON-QUALIFIED STOCK OPTIONS

  Non-qualified stock options granted pursuant to the Plan shall be authorized and granted by the Committee and shall be evidenced by agreements in such form as the Committee shall from time to time deem appropriate. Non-qualified stock option agreements need not be identical, but each non-qualified stock option agreement shall comply with and be subject to the following terms and conditions:

 (a) Number of Shares.

  Each non-qualified stock option shall state the number of shares to which it pertains.

 (b) Option Price.

  Each non-qualified stock option shall state the option price, which shall be determined by the Committee and which may be less than the fair market value of the shares of Common Stock of the Corporation on the date of the granting of the non-qualified stock option. The Committee, in fixing the option price, shall have full authority and discretion and shall be fully protected in doing so.

 (c) Method of Exercise and Payment.

  A non-qualified stock option may be exercised by the optionee delivering to the Committee on any business day a written notice specifying the number of shares of Common Stock the optionee then desires to purchase. The option price shall be payable in cash upon the exercise of the non-qualified stock option, or, if the non-qualified stock option agreement so permits, in stock of the Corporation, or by a combination of such methods.

 (d) Terms and Exercise of Non-Qualified Stock Options.

  Except as otherwise expressly provided in this Plan, each non-qualified stock option granted pursuant to this Plan shall contain provisions established by the Committee setting forth the manner of exercise of such non-qualified stock option, and may, at the sole discretion of the Committee, provide such restrictions on exercise as the Committee may deem appropriate. Each non-qualified stock option granted under this Plan shall terminate as set forth therein; provided, that no non-qualified stock option shall be exercisable after the expiration of 10 years and one day from the date of the granting of the non-qualified stock option. Each non-qualified stock option granted under this Plan shall contain provisions making such non-qualified stock option nontransferrable by the optionee, except upon death, and exercisable during the optionee's lifetime only by the optionee.

10. TERMS AND CONDITIONS OF INCENTIVE AND NON-QUALIFIED STOCK OPTIONS

 (a) Recapitalization.

  If the shares of Common Stock as a whole are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Corporation, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment may be made by the Committee in the number and kinds of shares subject to the Plan, and the number, kinds, and per share exercise price of shares subject to unexercised options or portions thereof granted prior to any such change. Any such adjustment in an outstanding option, however, shall be made without a change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share of Common stock covered by the option.

 (b) Reorganization or Liquidation.

  Each option agreement may contain such provisions relating to the dissolution, liquidation, reorganization, consolidation or merger of the Corporation, or the sale or disposition by the Corporation of substantially all of its assets, as the Committee may deem appropriate.

 (c) Adjustments.

  To the extent that the adjustments described in (a) above relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive; provided that each incentive stock option granted pursuant to this Plan shall not be adjusted in a manner that causes the incentive stock option to fail to continue to qualify as an incentive stock option within the meaning of (S)422A of the Code.

11. RIGHTS AS A STOCKHOLDER

  An optionee or a transferee of an option shall not have rights as a stockholder with respect to any shares covered by his option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 10(a) hereof.

12. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS

  Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors or the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). The Board of Directors or the Committee shall not, however, modify any outstanding incentive stock options so as to specify a lower price or accept the surrender of outstanding options and authorize the granting of new incentive stock options in substitution therefor specifying a lower price. Notwithstanding the foregoing however no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

13. INVESTMENT PURPOSE

  Each option under the Plan shall be granted on the condition that the purchases of stock thereunder shall be for investment purposes, and not with a view to resale or distribution except that in the event the stock subject to such option is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Corporation such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental Agency.

14. OTHER PROVISIONS

  The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, which are not inconsistent with this Plan and which the Committee or the Board of Directors of the Corporation shall deem advisable. Any incentive stock option agreement shall contain such provisions as shall be necessary in order that such option will be an "incentive stock option" as defined in (S)422A of the Code as amended, or to conform to any change in the law.

15. TERM OF PLAN

  The term of the Plan shall commence May 2, 1985, and end May 30, 2000, unless the Plan is terminated prior thereto by the Committee.

16. INDEMNIFICATION OF COMMITTEE

  In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

17. AMENDMENT OF THE PLAN

  The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders within twelve months before or after the date of such amendment's adoption, no such revision or amendment shall change the number of shares subject to the Plan, change the designation of the class or employees eligible to receive options, decrease the price at which options may be granted, increase the maximum term of options as provided herein or remove the administration of the Plan from the Committee. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause incentive stock options issued under it to fail to meet the requirements of incentive stock options as set forth in (S)422A of the Code.

18. APPROVAL OF STOCKHOLDERS

  The Plan shall become effective upon adoption by the Board of Directors, and shall be submitted for approval by the holders of a majority of the outstanding shares of Common Stock of the Corporation within twelve months after the date the Plan is adopted by the Board of Directors. Options may be granted hereunder prior to stockholder approval.

19. NON-EXCLUSIVITY OF PLAN

  Neither the adoption of the Plan by the Board of Directors, nor the submission of the Plan to the shareholders of the Corporation for approval, shall be construed as creating any limitation on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only specific cases.

                                                                    APPENDIX "B"

                                UNIT CORPORATION
                              EMPLOYEE BONUS PLAN
                     (RESTATED EFFECTIVE AS OF MAY 3, 1995)

1. PURPOSE

  This Employee Bonus Plan (the "Plan") is intended to provide incentives and rewards for those employees of Unit Corporation (the "Corporation"), or of its subsidiary corporations as that term is defined in Section 3, below (the "Subsidiaries"), who are determined to have contributed to the success of the Corporation and its Subsidiaries, and to encourage them to remain in the employ of the Corporation or of the Subsidiaries.

2. ADMINISTRATION

  The Plan shall be administered by the Compensation Committee appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall consist of not less than three members of the Corporation's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts approved by a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Committee shall from time to time at its discretion select the key employees who shall be granted bonuses by the Committee which shall also determine the amount of bonus given to each.

  Committee shall have the power, subject to and within the limits of the express provisions of the Plan:

    (a) To determine from time to time which of the eligible persons shall be granted bonuses under the Plan, and the time or times when, and the amount of such bonus to be granted to such persons;

    (b) To prescribe the other terms and provisions (which need not be identical) of each bonus granted under the Plan to eligible persons;

    (c) To construe and interpret the Plan and bonuses granted under it and to establish, amend, and revoke rules and regulations for administration. The Committee, in the exercise of this power, may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any bonus grant, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. In exercising this power, the Committee may retain counsel at the expense of the Corporation. All decisions and determinations by the Committee in exercising this power shall be final and binding upon the Corporation and the recipients;

    (d) To determine the duration and purposes of leaves of absence which may be granted to recipient without constituting a termination of his or her employment for purposes of the Plan; and

    (e) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Corporation with respect to the Plan.

  No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

3. FORM OF BONUSES

  The Committee shall have the discretion to determine the amount of each bonus award under the Plan and the manner in which each such award will be satisfied. Awarded bonuses may be satisfied by distribution of cash, stock, or a combination of both. In the event any part of a bonus award is to be satisfied by a distribution of the corporation's stock the number of shares to be distributed shall be determined by dividing the average of the high and low prices of such stock on the business day next preceding the date of issuance into the dollar value of the portion of the bonus to be satisfied by each distribution, and rounded to the nearest whole share. Bonus awards made by the Committee may be subject to such restrictions and conditions in addition to or in lieu of those set forth in Section 5 below as the Committee shall determine to be appropriate in each case.

4. STOCK SUBJECT TO PLAN

  The stock which may be issued to satisfy bonus awards under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Twenty Cents ($00.20) par value common stock hereafter sometimes called Common Stock. The shares of Common Stock available for distribution under this Plan shall be shares that were available under previously approved stock bonus plans and the Corporation's Career Stock Plan (all of which plans have been canceled) and which were not issued or which are subsequently reacquired by the Corporation. The aggregate number of shares which may be issued to satisfy bonus awards pursuant to this Plan shall not exceed 580,950 shares of Common Stock.

5. TERMS AND CONDITIONS OF BONUS AWARDS

  Each bonus award may be payable in a single lump sum or may be payable in annual installments as the Committee may determine. In the event that a bonus award is to be paid in annual installments, the Committee shall establish the number, size, and timing of the installments and the manner in which each installment will be satisfied so as to carry out the purposes of this Plan; provided, however, that the Committee shall not be required to determine whether any particular installment of a bonus award will be satisfied by a distribution of cash, stock, or a combination of both, until such installment is due to be paid. The Committee may determine to accelerate installments with respect to unearned portions of previously awarded bonuses if, in the judgment of the Committee, circumstances outside the control of the Corporation have so changed as to make it necessary or advisable to accelerate installments in order to preserve the reward and incentive purposes of this Plan.

  With respect to each bonus award which is to be paid in installments, the first installment shall be paid at the time of the award. Subject to the conditions, restrictions and limitations imposed by the Committee, the remaining installments shall be paid on each subsequent anniversary date of the bonus award until the full amount of the bonus award has been paid.

  In the event the recipient of a bonus award terminates employment other than by reason of death, disability, or normal retirement, on or before the due date of any installment of a bonus awarded to him, such employee's right to receive any installment of the bonus award which is due on or after the date of such termination shall immediately lapse and be forfeited, an such employee shall have no further rights hereunder. The Committee may, however, waive this condition of continuous service if for any reason it determines such action to be necessary or advisable in order to preserve the reward and incentive purposes of this Plan.

  If the employment of a person who has received a bonus award hereunder is terminated (i) by reason of disability as defined in Section 105(d)(4) of the Internal Revenue Code of 1954, as amended, or (ii) by reason of retirement in accordance with the Corporation's normal retirement policies (as determined by the Committee), before all installments of any bonus award have been paid, such remaining installments shall be paid at such times and in such amounts and manner as though such employee had continued to be employed by the Corporation, but only if such employee refrains from engaging, directly or indirectly, in any activity which, in the sole determination of the Committee is competitive with activity of the Corporation or any Subsidiary and from otherwise acting in any manner inimical or any way contrary to the best interests of the Corporation and if such employee furnishes to the Corporation such information with respect to the satisfaction of the foregoing condition precedent as the Committee shall reasonably request. If, at any time subsequent to such employee's termination of employment by reason of disability or normal retirement such employee fails to satisfy the foregoing conditions, all installment payments which are to be made on or after the date such failure occurs shall be forfeited and such employee's rights thereto shall lapse.

  If an employee who has received a bonus award hereunder dies while in the employ of the Corporation or any of its Subsidiaries and before all installments of any bonus award have been paid such remaining installments shall be paid to the estate of the deceased employee at such time and in such amount and manner as though such employee had continued to be employed by the Corporation until payment of the last such installment.

  For the purposes hereof, the employment of an individual shall not be deemed to have terminated if the individual is an employee of the Corporation who is absent on a bona fide leave of absence (including absence for military or governmental service in which the employee's reemployment rights are guaranteed and to the extent such rights are guaranteed) or who is transferred to and becomes an employee of a Subsidiary or parent corporation of the Corporation.

6. INVESTMENT PURPOSE

  Each stock bonus award under the Plan shall be granted on the condition that the stock issued thereunder shall be for investment purposes, and not with a view to resale or distribution except that in the event such stock is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Corporation such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental Agency.

7. OTHER PROVISIONS

  The bonuses authorized under the Plan may be subject to such other conditions or restrictions which are not inconsistent with this Plan and which the Committee or the Board of Directors of the Corporation shall deem advisable.

8. TERM OF PLAN

  Bonuses may be granted pursuant to the Plan from time to time until the Plan is revoked by the Board of Directors.

9. INDEMNIFICATION OF COMMITTEE

  In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of this duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

10. AMENDMENT OF THE PLAN

  The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever without approval of the stockholders.

11. APPROVAL OF STOCKHOLDERS

  The Plan shall become effective upon adoption by the Board of Directors, and shall be submitted for approval by the holders of a majority of the outstanding shares of Common Stock of the Corporation within twelve months after the date the Plan is adopted by the Board of Directors. Bonuses may be granted hereunder prior to stockholder approval.

12. NON-EXCLUSIVITY OF PLAN

  Neither the adoption of the Plan by the Board of Directors, nor the submission of the Plan to the shareholders of the Corporation for approval, shall be construed as creating any limitation on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of bonuses otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

                                UNIT CORPORATION

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 3, 1995

   THIS PROXY IS SOLICITED ON BEHALF OF UNIT CORPORATION'S BOARD OF DIRECTORS

  The undersigned hereby appoints King P. Kirchner and Mark E. Schell, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of Unit Corporation Capital Stock which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Unit Corporation, Tulsa, Oklahoma, on Wednesday, May 3, 1995 at 11:00 A.M., or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

  PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.

-----------------------------------------------------------------------------
COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE.

                      (CONTINUED ON REVERSE SIDE)



                                   P R O X Y

                                               /X/ Please mark
                                                   your votes
                                                     as this

                ------------
                   COMMON

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4

                                              WITHHELD
                                    FOR       FOR ALL
Item 1--ELECTION OF DIRECTORS       / /         / /
        Nominees: Earle Lamborn
                  William B. Morgan
                  John H. Williams

WITHHELD FOR: (Write that nominee's name in the space provided below).

----------------------------------------------------------------------

                                             FOR     AGAINST     ABSTAIN
Item 2--APPROVAL OF AUDITORS                 / /       / /         / /

                                             FOR     AGAINST     ABSTAIN
Item 3--APPROVAL OF AMENDMENTS TO EMPLOYEE   / /       / /         / /
        STOCK OPTION PLAN

Item 4--APPROVAL OF AMENDMENT TO STOCK       / /       / /         / /
        BONUS PLAN

PLEASE MARK THIS BOX IF YOU                  / /
PLAN TO ATTEND THE MEETING

COMMENTS/ADDRESS CHANGE                      / /
Please mark this box if you have
written comments/address change
on the reverse side.

RECEIPT IS HEREBY ACKNOWLEDGED OF THE UNIT CORPORATION
NOTICE OF MEETING AND PROXY STATEMENT.

Signature(s) _________________________   Date: ________________________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.